LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED OCTOBER 18, 2013

TO THE SUMMARY PROSPECTUS AND PROSPECTUS,

EACH DATED MARCH 31, 2013, OF

LEGG MASON STRATEGIC REAL RETURN FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated March 31, 2013, as supplemented on May 6, 2013 and October 18, 2013, and as may be amended or further supplemented, the fund’s statement of additional information, dated March 31, 2013, as supplemented on May 23, 2013, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated November 30, 2012, are incorporated by reference into this Summary Prospectus.

The language in the section titled “Performance” in the fund’s Summary Prospectus and in the fund’s Prospectus is superseded by the following language:

The fund makes updated performance information, including its current net asset value, available at the fund’s website, http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund), or by calling the fund at 1-877-721-1926.

Please retain this supplement for future reference.

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